Exhibit 10(c)
       1.

                        AMENDMENT TO
             THE BANK OF NEW YORK COMPANY, INC.
                  EXCESS CONTRIBUTION PLAN


          WHEREAS, The Bank of New York Company, Inc. Excess Contribution Plan (the "Excess Contribution Plan") was amended and restated, effective as of July 10, 1990; and
          WHEREAS, Section 19 of the Excess Contribution Plan provides that the Compensation Committee of the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Contribution Plan at any time, except in certain respects not material hereto; and
          WHEREAS, the Compensation Committee desires to amend the Excess Contribution Plan;
          NOW, THEREFORE, the Excess Contribution Plan is hereby amended in the following respects, effective as of January 1, 1994:
          1. Section 10 of the Excess Contribution Plan is amended in its entirety to read as follows:
          10. Purpose. The purpose of Part II of the Plan is to provide employees of the Company with payment of the amounts which would have been credited on their behalf under the Profit-Sharing Plan and the ESOP except for the limitations imposed by Section 401(a)(17) of the Code.

          2. Section 11 of the Excess Contribution Plan is amended by amending the first sentence thereof to read as follows:
     Each employee of The Bank of New York who is a partici-pant in the Profit-Sharing Plan or the ESOP shall be a Participant in Part II of the Plan.


       2.

          IN WITNESS WHEREOF, The Bank of New York Company,
Inc. has caused this Amendment to be executed by its duly authorized officers this 23rd day of February , 1994.

                              \s\ Alan R. Griffith
                              ______________________________
ATTEST:

\s\ Jacqueline R. McSwiggan
____________________________
     Assistant Secretary


       3.

                        AMENDMENT TO
             THE BANK OF NEW YORK COMPANY, INC.
                  EXCESS CONTRIBUTION PLAN


          WHEREAS, The Bank of New York Company, Inc. Excess Contribution Plan (the "Excess Contribution Plan") was amended and restated, effective as of July 10, 1990; and
          WHEREAS, Section 19 of the Excess Contribution Plan provides that the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Contribution Plan at any time, except in certain respects not material hereto; and
          WHEREAS, the Board of Directors desires to amend the Excess Contribution Plan;
          NOW, THEREFORE, the Excess Contribution Plan is hereby amended in the following respects, effective as of February 1, 1993:
          1. Section 2 of the Excess Contribution Plan is amended by the addition of a sentence at the end thereof to read as follows:
     Notwithstanding the foregoing, no employee shall be a Participant in Part I of the Plan if he is eligible for benefits under the Preservation of Benefits Plan of National Community Bank of New Jersey.

          2. Section 11 of the Excess Contribution Plan is amended by the addition of a sentence at the end thereof to read as follows:
     Notwithstanding the foregoing, no employee shall be a Participant in Part II of the Plan if he is eligible for benefits under the Preservation of Benefits Plan of National Community Bank of New Jersey.

       4.

          IN WITNESS WHEREOF, The Bank of New York Company,
Inc. has caused this Amendment to be executed by its duly authorized officers this 9th day of November, 1993.

                              \s\ Alan R. Griffith
                              ______________________________
ATTEST:

\s\ Jacqueline R. McSwiggan
____________________________
     Assistant Secretary